                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            -------------------------


                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                             -----------------------


                       U.S. OnLine Communications, Inc.
             (Exact Name of Registrant as Specified in Its Charter)


      Delaware                                      74-2874568
(State of Incorporation)                (IRS Employer Identification Number)


                            8307 Shoal Creek Blvd.
                             Austin, Texas 78757
                                (512) 451-8765


  (Address, including zip code, and telephone number, including area code, of
                   Registrant's Principal Executive Offices)

                            -------------------------

If this form relates to the registration of a               If this form relates to the registration of a
class of securities pursuant to Section 12(b) of            class of securities pursuant to Section 12(g) of
the Exchange Act and is effective pursuant to               the Exchange Act and is effective pursuant to
General Instruction A.(c), check the following              General Instruction A.(d), check the following
box. [ ]                                                    box. [X]

 Securities Act registration statement file number to which this form relates:
                          ____________ (if applicable)

        Securities to be registered pursuant to Section 12(b) of the Act:

Title of Each Class                         Name of Each Exchange on Which
to be Registered                            Each Class is to be Registered
-------------------                         ------------------------------


                                      None


        Securities to be registered pursuant to Section 12(g) of the Act:

                          Common Stock, $.001 par value
                                (Title of Class)

                         INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 1. Description of Registrant's Securities to be Registered.

                The response to this item is incorporated by reference from the information contained under the captions "Description of Capital Stock" and "Shares Eligible for Future Sale," contained in the Registration Statement on Form SB-2, as filed by the Registrant with the Securities and Exchange Commission on May 1, 1998 under the Securities Act of 1933, as amended.

Item 2. Exhibits.

                3.1     Certificate of Incorporation filed March 25, 1998

                3.2     Bylaws

                Incorporated by reference from the exhibit of the same number in the Registrant's Registration Statement on Form SB-2 filed with the Securities and Exchange Commission on May 1, 1998.

                                    SIGNATURE

        Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

        Dated: May 1, 1998

                                    U.S. OnLine Communications, Inc.


                                    By: /s/ Robert G. Solomon
                                        --------------------------------------
                                        Robert G. Solomon
                                        Chief Executive Officer